Concentrations	12 Months Ended
Dec. 31, 2025
Concentrations [Abstract]
Concentrations

Note 5 - Concentrations

Concentration of Credit Risk Arising From Cash Deposits in Excess of Insured Limits

The Company maintains a cash balance with a U.S. financial institution, in which the balance exceeds the FDIC insured limit of $250,000. As of December 31, 2025 and 2024, the Company’s cash balance held at the financial institution exceeded the FDIC limit. The Company has not experienced losses on this account and management believes the Company is not exposed to significant risks on such account.

Significant Customers

A significant customer is defined as one that accounts for at least 10% of the Company’s revenue. For the year ended December 31, 2025, the Company generated 100% of its total revenue from three customers. One customer accounted for approximately 85% of total revenue, a second customer accounted for approximately 14%, and the remaining customer accounted for less than 1% of total revenue. For the year ended December 31, 2024, the Company generated 100% of its total revenue from five customers with the top three customers accounting for approximately 57%, 21% and 11%, respectively.

As of December 31, 2025, the Company’s accounts receivable balance was concentrated among three customers. One customer accounted for approximately 97% of total accounts receivable. As of December 31, 2024, the Company’s accounts receivable balance was concentrated among three customers. One customer accounted for approximately 60% of total accounts receivable, and another customer represented approximately 38%. The Company monitors the creditworthiness of its customers on an ongoing basis and believes that its credit risk is limited due to the financial strength and payment history of these customers. Management does not expect any material losses from these receivable concentrations and has not recorded an allowance for credit losses, as all receivables are considered highly collectible.